Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA CC File No.811-06564, CIK 0000884067 Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA CC, a unit investment trust registered under the Act, mailed to its contract owners the Annual Report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 778207)

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 825316)

•	Columbia Funds Variable Insurance Trust (CIK: 815425)

•	DFA Investment Dimensions Group, Inc. (CIK: 355437)

•	The Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 890064)

•	Dreyfus Variable Investment Fund (CIK: 813383)

•	Federated Insurance Series (CIK: 912577)

•	Nationwide Variable Insurance Trust (CIK: 353905)

•	Vanguard Variable Insurance Fund (CIK: 857490)

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; and 927384)

•	Wanger Advisors Trust (CIK: 929521)

•	Wells Fargo Advantage Variable Trust Funds (CIK: 1081402)

•	Calvert Variable Series, Inc (CIK: 0000708950)

•	T. Rowe Price International Series, Inc (CIK:918292)

•	T. Rowe Price Equity Series, Inc. (000091894)

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies have filed or will file its Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Monumental Life Insurance Company